Summary Prospectus June 28, 2011 Bright Rock Quality Large Cap Fund Institutional Class Shares (BQLCX) Investor Class Shares (BQLIX) www.brightrockfunds.com

Before you invest, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated June 28, 2011 are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.brightrockfunds.com/literature.html.  You can also get this information at no cost by calling 1-866-273-7223 or by sending an email request to info@brightrockcap.com.

Investment Objective
The investment objective of the Bright Rock Quality Large Cap Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class Shares	Investor Class Shares
	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.65%	0.65%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.38%	0.38%
Total Annual Fund Operating Expenses(2)	1.03%	1.28%

(1)	Effective June 28, 2011, the management fee was reduced from 1.00% to 0.65%. The table has been restated to reflect the current lower management fee.

(2)
Pursuant to an operating expense limitation agreement between the Fund’s investment adviser, Bright Rock Capital Management, LLC (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses or extraordinary expenses) for the Fund do not exceed 1.25% and 1.50% of the Fund’s average net assets for Institutional Class shares and Investor Class shares, respectively, through May 28, 2013, subject thereafter to annual re-approval of the agreement by the Trust’s Board of Trustees (the “Board of Trustees”).  Prior to June 28, 2011, the expense limitation was 1.50% and 1.75% for Institutional Class shares and Investor Class shares, respectively.  The operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.  The Adviser is permitted to seek reimbursement from the Fund, subject to the limitations on Fund expenses described herein, for fees it waives and Fund expenses it paid for a period of three fiscal years from the date of such waiver and/or reimbursement.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	One Year	Three Years	Five Years	Ten Years
Institutional Class	$105	$328	$569	$1,259
Investor Class	$130	$406	$702	$1,545

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.  For the period from May 26, 2010 (commencement of operations) to February 28, 2011, the Fund’s portfolio turnover rate was 25.9% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with large-sized market capitalizations (“large-cap companies”).  The Fund defines large-cap companies as those companies with market capitalizations within the range of companies in the Russell 1000® Index at the time of investment.  As of the date of this Prospectus, the market capitalization range of companies in the Russell 1000® Index was between $675 million and $390 billion.

The Fund seeks to achieve its investment objective by investing primarily in common stocks of large-cap U.S. companies.  Equity securities in which the Fund may invest also include preferred stocks, convertible debt securities, and other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities of large-cap companies.  In addition to U.S. companies, the Fund may invest up to 25% of its net assets in securities of foreign large-cap companies that are traded in the U.S., including companies located in emerging markets, as well as American depositary receipts (“ADRs”).  To a limited extent, the Fund may sell securities short and may use derivative instruments, including options and futures contracts.  The Fund may also engage in securities lending to earn income.

In selecting investments for the Fund, the Adviser seeks to identify high quality businesses by applying its disciplined, bottom-up fundamental research process, which takes into account a company’s history of earnings stability and growth; proprietary products, processes and/or services; leadership or competitive positions in the market or industry; balance sheet strength; and experience of management teams.  The Fund will invest in both growth and value stocks, and will maintain exposure across a variety of industry sectors.  The Adviser utilizes a proprietary quality screening methodology to determine companies that meets the Adviser’s criteria for inclusion in the quality universe.  The Adviser may sell an investment in the Fund’s portfolio when the investment no longer meets the Adviser’s criteria for investments in high quality businesses or when a more attractive investment opportunity arises.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

•
Management Risk.  The risk that investment strategies employed by the Adviser in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

•	New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size.
•	General Market Risk. The risk that certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
•
Equity Market Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

•	Preferred Stock Risk. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

•
Convertible Securities Risk.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

•	Growth Stock Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.
•	Value Stock Risk. Value stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time.
•
Large-Cap Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Shares of Other Investment Companies Risk.  You will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.  As a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.

•
Exchange-Traded Funds Risk.  There are risks relating to investing in ETFs that do not apply to investments in conventional mutual funds, including that the market price of the ETF’s shares may trade at a discount to their net asset value (“NAV”) or that an active trading market for an ETF’s shares may not develop or be maintained.

•
Foreign Securities Risk.  The risks of investments in securities of foreign companies involve risks not generally associated with investments in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.

•
Emerging Markets Risk.  The risk that countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

•
Short Sale Risk.  Short sale strategies are riskier than long investment strategies.  Short selling of securities may result in the Fund’s investment performance suffering if it is required to close out a short position earlier than it had intended.

•
Options and Futures Risk.  Options and futures may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed.  In addition, the value of an option or future may not correlate perfectly to the underlying securities index or overall securities markets.

•
Securities Lending Risk.  The Fund may lend its portfolio securities to brokers, dealers and financial institutions under agreements which require that the loans be secured continuously by collateral, typically cash, which the Fund will invest during the term of the loan.  The risk in lending portfolio securities, as with other extensions of credit, consists of potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  The Fund also bears the risk that the value of investments made with collateral posted for the loan may decline.

•
Not a Bank Deposit.  Investments by any investors in the Fund are not bank deposits, are not guaranteed by any bank, and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance
Performance information for the Fund has not been presented because, as of the date of this Prospectus, the Fund has not been in operation for a full calendar year.

Management
Investment Adviser
Bright Rock Capital Management, LLC is the Fund’s investment adviser.

Portfolio Managers
Douglas S. Butler, CFA, CFP, Jason R. Lilly, CFA, CFP, and David B. Smith, CFA, each a Portfolio Manager of the Adviser, have served as the portfolio managers of the Fund since its inception in May 2010.

Purchase and Sale of Fund Shares
You may conduct transactions (share purchases, redemptions or exchanges) by mail to Bright Rock Quality Large Cap Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail), or by telephone at 1-866-273-7223.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial amount of investment in the Fund and exchanges into the Fund from another fund in the Bright Rock Funds family is $100,000 for Institutional Class shares and $25,000 for Investor Class shares.  Subsequent investments in either share class for all types of accounts may be made with a minimum investment amount of $5,000.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions may be taxable upon withdrawal from tax-deferred accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.